UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2014

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3010 Briarpark Drive, Houston, Texas 77042
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (855) 283-9237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 13, 2014, Phillips 66 Partners LP (the Partnership) entered into a Contribution, Conveyance and Assumption Agreement (the Contribution Agreement) with subsidiaries of Phillips 66 to acquire the Gold Line products system and the Medford spheres (collectively, the Acquired Assets) from certain of those subsidiaries (the Gold Line/Medford Acquisition). The Gold Line/Medford Acquisition closed on February 28, 2014, with an effective date of March 1, 2014 (the Effective Date). The Gold Line/Medford Acquisition was a transfer of businesses between entities under common control, which requires it to be accounted for as if the transfer had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. Accordingly, the Partnership is providing financial statements and related notes with retrospective adjustments to include the results of operations and financial position of the Acquired Assets for all periods presented in the Partnership's 2013 Form 10-K filed with the Securities and Exchange Commission on February 21, 2014 (the Partnership's 2013 Form 10-K).

Included herein as Exhibit 99.3 are the audited consolidated financial statements of the Partnership as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013. These audited consolidated financial statements give retrospective effect to the Gold Line/Medford Acquisition. These audited consolidated financial statements update Item 8 in the Partnership's 2013 Form 10-K. Also included herein as Exhibit 99.1 is the Selected Financial Data, which is derived from the audited consolidated financial statements, and updates Item 6 in the Partnership's 2013 Form 10-K. Included herein as Exhibit 99.2 is Management's Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited consolidated financial statements, and updates Item 7 in the Partnership's 2013 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description

23	—	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	—	Selected Financial Data.

99.2	—	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	—	Audited Consolidated Financial Statements of Phillips 66 Partners LP.

101.INS	—	XBRL Instance Document.

101.SCH	—	XBRL Schema Document.

101.CAL	—	XBRL Calculation Linkbase Document.

101.LAB	—	XBRL Labels Linkbase Document.

101.PRE	—	XBRL Presentation Linkbase Document.

101.DEF	—	XBRL Definition Linkbase Document.

In accordance with Rule 402 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

/s/ C. Doug Johnson
C. Doug Johnson Vice President and Controller

May 22, 2014

INDEX TO EXHIBITS

Exhibit
No.	Description

23	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Selected Financial Data.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Audited Consolidated Financial Statements of Phillips 66 Partners LP.

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.LAB	XBRL Labels Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

In accordance with Rule 402 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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